UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Management Incentive Plan

On October 31, 2023, the Talent and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Clover Health Investments, Corp. (the “Company”) adopted a long-term cash management incentive plan (the “MIP”). The MIP, which will be administered by the Committee, is intended to provide the Company’s executive officers (including the named executive officers other than the Chief Executive Officer and Executive Chair) and certain key employees (collectively, the “Participants”) with one-time incentives that contribute to the long-term performance of the Company in a manner that appropriately balances risks and rewards. The Committee considers the MIP to be an important retention tool and awards generally represent a meaningful piece of each Participants’ overall 2023 incentive compensation package, supplementing annual equity grants that were generally sized more conservatively than in past years due to share reserve considerations.

MIP awards, granted at a target amount determined for each individual Participant by the Committee, will generally be earned based on the level of achievement of a performance goal tied to certain current assets held by the Company, including cash, cash equivalents, and investment levels at the Company and at its unregulated subsidiaries, to be measured over the two-year performance period beginning July 1, 2023 and ending June 30, 2025. Earned awards may range from 0% to 150% of a Participant’s target award, with minimum threshold performance earning 50% of target, target performance earning 100% of target, and maximum performance earning 150% of target, subject to additional time-based vesting requirements to be set forth in an award agreement. Target award values for Scott J. Leffler, the Company’s Chief Financial Officer and Brady Priest, the Chief Executive Officer of Home Care, are $1,000,000 and $1,100,000, respectfully, and the total target value for all Participants, in the aggregate, equals $7,275,000.

Awards granted and cash payments made under the MIP are subject to forfeiture and repayment provisions provided in the Company’s Clawback Policy, or any other such clawback policy maintained by the Company or its affiliates or its subsidiaries as in effect from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	November 3, 2023	By:	/s/ Scott J. Leffler
		Name:	Scott J. Leffler
		Title:	Chief Financial Officer